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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K/A

                      Current Report Pursuant
                  to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 26, 1997


                           SETECH, Inc.
      (Exact Name of Registrant as Specified in its Charter)

                             Delaware
          (State or Other Jurisdiction of Incorporation)

     1-10310                                      11-2809189
(Commission File Number)       (I.R.S. Employer Identification No.)


905 Industrial Drive, Murfreesboro, Tennessee             37129
(Address of Principal Executive Offices)               (Zip Code)

                          (615) 890-1700
                    (Issuer's Telephone Number)



     This amendment amends a statement on Form 8-K filed with the Securities and Exchange Commission on July 11, 1997, relating to the acquisition by SETECH, Inc. (the "Company") of Lewis Supply Company, Inc. (the "Acquiree"). The amendment provides financial statements of the Acquiree, as well as pro forma financial information showing the effects of the acquisition.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Aqcuiree:

EX-99.1   Audited Financial Statements of Lewis Supply Company, Inc., Years
ended January 31, 1996 and 1995

EX-99.2   Audited Financial Statements of Lewis Supply Company, Inc., Years
ended January 31, 1997 and 1996

EX-99.3   Lewis Supply Company, Inc., Unaudited Financial Statements,  Five
months ended June 30, 1997 and 1996

(b)  Pro Forma Financial Information:

EX-99.4   SETECH, Inc. and Subsidiaries
          Pro forma Condensed Consolidated Financial Information
          Showing Results of Lewis Supply Company, Inc. Acquisition


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SETECH, Inc.
                                   (Registrant)


Date: August 9, 1997          By: /s/ Cindy L. Rollins
                                   Cindy L. Rollins
                                   Secretary and CFO